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                                                                   EXHIBIT 10.39

         AMENDMENT NO. 2 TO AMENDED AND RESTATED BUSINESS LOAN AGREEMENT

This Amendment No. 2 to Amended and Restated Business Loan Agreement dated as of October 8, 2001 (this "Amendment") is executed with reference to the Amended and Restated Business Loan Agreement dated as of April 30, 2001 (as amended, the "Loan Agreement") among Bank of America, N.A. (the "Bank"), IMPCO Technologies, Inc. (the "Borrower") and Quantum Technologies, Inc. (the "Subsidiary Borrower").

The parties hereby agree to amend the Loan Agreement as follows:

1.   Defined Terms. All initially capitalized terms used in this Amendment
     -------------
     without definition shall have the respective meanings assigned thereto in the Loan Agreement.

2.   Limitation as to Borrowings. It is acknowledged that as of the date hereof,
     ---------------------------
     the Borrower does not have a liquidity reserve of the type required by
     Section 11.7(k) of the Loan Agreement. Accordingly, the Borrower consents to a reserve against the lending commitments of Lender in the amount of $2,500,000 until the Borrower has demonstrated to the satisfaction of Bank that cash and cash equivalents in the amount of the required liquidity reserve are in its possession.

3.   Amendment to Section 1.2. Section 1.2 of the Loan Agreement is hereby
     ------------------------  -----------
     amended by deleting the reference to "September 30, 2001" and substituting in place thereof a reference to "October 31, 2001".

4.   Amendment to Section 5.1. Section 5.1 of the Loan Agreement is hereby
     ------------------------  -----------
     amended to provide that, beginning on the effective date of this Amendment, the interest rate payable with respect to prime rate loans under Facility No. 1 (the Revolving Facility only) shall be the Prime Rate plus 1.25%.

5.   Amendment to Section 5.2. Section 5.2 of the Loan Agreement is hereby
     ------------------------  -----------
     amended to provide that, beginning on the effective date of this Amendment, the optional interest rate payable with respect to Portions under Facility No. 1 (the Revolving Facility only) shall be the IBOR Rate or the LIBOR Rate plus 3.00%.

6.   Conditions Precedent. The effectiveness of this Amendment shall be
     --------------------
     conditioned upon receipt by the Bank of all of the following:

     a.   Counterparts of this Amendment executed by all parties hereto;

     b. An amendment fee paid by the Borrower to the Bank in an amount equal to $25,000; and

     c. Such other assurances, certificates, documents, consents or opinions as the Bank reasonably may require.


The Bank agrees that in the event that the Borrower raises additional equity capital pursuant to the engagement letter dated as of September 10, 2001 among the Borrower and Banc of America Securities LLC, it shall rebate to Borrower a $20,000 portion of the fee payable hereunder.

7.   Representations and Warranties. The Borrower hereby represents and warrants
     ------------------------------
     that no default under Section 13 of the Loan Agreement has occurred and
                           ----------
     remains continuing.

8.   Counterparts. This Amendment may be executed in counterparts in accordance
     ------------
     with Section 14.12 of the Loan Agreement.
          -------------

9.   Confirmation. In all other respects, the Loan Agreement is confirmed.
     ------------


IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.

                            IMPCO TECHNOLOGIES, INC.


                            By: /s/   W. Brian Olson
                               --------------------------


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                           Title:  CFO
                                 --------------------------------


                           QUANTUM TECHNOLOGIES, INC.


                           By:  Syed Hussain
                              -----------------------------------

                           Title:  CEO
                                 --------------------------------


                           BANK OF AMERICA, N.A.


                           By:  /s/ Jeff Thom
                              -----------------------------------

                           Title:  VP
                                 --------------------------------

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